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                                                           As of August 24, 1998


VIA UPS OVERNIGHT

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention:  Global Custody Division

         Re: Global Custody Agreement, Effective May 1, 1996 between The Chase Manhattan Bank and those registered investment companies (and on behalf of certain series thereof), listed on Schedule A attached thereto ("Agreement")


Ladies and Gentlemen:

         Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of the series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.


                                    DELAWARE GROUP EQUITY FUNDS II, INC.,
                                    on behalf of the Decatur Income Fund and Decatur Total Return Fund Series

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer


                                    DELAWARE GROUP EQUITY FUNDS III, INC.,
                                    on behalf of Trend Fund Series

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer
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                                    DELAWARE GROUP GOVERNMENT
                                    FUND, INC.,
                                    on behalf of the Government Income Series

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer


                                    DELAWARE GROUP INCOME FUNDS, INC.,
                                    on behalf of the Strategic Income Fund

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer

                                    DELAWARE GROUP LIMITED-TERM
                                    GOVERNMENT FUNDS, INC., on behalf of
                                    the Limited-Term Government Fund and
                                    U.S. Government Money Series

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer

                                    DELAWARE POOLED TRUST, INC.,
                                    on behalf of The Large-Cap Value Equity
                                    Portfolio, The Aggressive Growth Portfolio,
                                    The Intermediate Fixed Income Portfolio, The
                                    Limited-Term Maturity Portfolio, and The
                                    Small/ Mid-Cap Value Equity Portfolio

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer

                                    DELAWARE GROUP TAX-FREE FUND, INC.,
                                    on behalf of Tax-Free USA Fund, Tax-Free
                                    Insured Fund, Tax-Free USA Intermediate Fund

                                    By:  /s/ David K. Downes
                                         ---------------------------------------
                                    Name:    David K. Downes
                                             Executive Vice President
                                             Chief Operating Officer
                                             Chief Financial Officer




AGREED:

THE CHASE MANHATTAN BANK

By:      /s/ Rosemary M. Stidmon
         ---------------------------

Its:     Rosemary M. Stidmon